UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 25, 2009

Live Nation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(310) 867-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

As previously disclosed, Live Nation, Inc. (the “Company”) has entered into a Stockholder Agreement (the “Liberty Stockholder Agreement”) with Liberty USA Holdings, LLC and Liberty Media Corporation (“Liberty Media”) in connection with the Company’s entrance into the Agreement and Plan of Merger, dated as of February 10, 2009 (the “Merger Agreement”), with Ticketmaster Entertainment, Inc. Pursuant to the Liberty Stockholder Agreement the Company agreed to amend the Rights Agreement, dated as of December 21, 2005 (the “Rights Agreement”), between the Company and the Bank of New York Mellon (“BONY”), to permit Liberty Media and its affiliates to acquire up to a specified percentage (initially set at 35%) of the Company’s voting equity securities in connection with and following the consummation of the transactions contemplated by the Merger Agreement, and subject to the terms of the Liberty Stockholder Agreement, without triggering the issuance of rights under the Rights Agreement. Accordingly, on February 25, 2009, the Company and BONY entered into the First Amendment to the Rights Agreement (the “First Amendment”) in satisfaction of the Company’s obligations under the Liberty Stockholder Agreement.

The foregoing description of the terms of the First Amendment is qualified in its entirety by reference to the provisions of the First Amendment, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2009, the Company adopted the first amendment (the “Amendment”) to the Live Nation, Inc. Employee Stock Bonus Plan (the “Plan”). The Amendment provides that the Company may issue an additional 6,500,000 shares of common stock of the Company (“Common Stock”) under the Plan for an aggregate maximum of 8,500,000 shares of Common Stock, subject to equitable adjustments for stock dividends, stock splits and the like. The foregoing description of the terms of the Amendment is qualified in its entirety by reference to the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

See Items 3.03 and 5.02 above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated February 25, 2009.

10.1	First Amendment to the Live Nation, Inc. Employee Stock Bonus Plan, dated February 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and
Chief Financial Officer

Dated: March 3, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Amendment to Rights Agreement, dated February 25, 2009.

10.1	First Amendment to the Live Nation, Inc. Employee Stock Bonus Plan, dated February 25, 2009.